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                      SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549







                                  FORM 8-K
                               Current Report
      PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                          Date of Report: May 20, 2001



                         Commission file number 0-29172

                            ProMedCo Management Company

                (Exact name of Registrant as specified in its charter)



                       Delaware                               75-2529809
            (State or other jurisdiction of                (I.R.S. Employer
            incorporation or organization)              Identification Number)


              1200 Summit Ave. Suite 502
                   Fort Worth, Texas                             76102
       (Address of principal executive offices)               (Zip Code)

                                       (817) 335-5035
                    (Registrant's telephone number, including area code)

                                801 Cherry Street Suite 3200
                                   Fort Worth, Texas 76102
                             (Former address since last report)


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Item 5.           Other Events

         On April 4, 2001, ProMedCo Management Company, a Delaware corporation (the "Company"), filed a voluntary petition for protection under Chapter 11 of the United States Bankruptcy Code (the "Bankruptcy Code") in the United States Bankruptcy Court for the Northern District of Texas (the "Bankruptcy Court").

         Pursuant to Bankruptcy Rule 2015 and the United States Trustee's Operating Guidelines and Reporting Requirements for Chapter 11 cases, the Company is obligated to file monthly operating reports with the Bankruptcy Court. The Company's unconsolidated, unaudited monthly operating report for the month ended April 30, 2001 is filed as Exhibit 99.1 hereto.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c)      Exhibits

Exhibit No.                        Description

99.1 Unconsolidated, Unaudited Monthly Operating Report for the period April 4, 2001 to April 30, 2001.




                                    SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:    May 23, 2001             ProMedCo Management Company




                                  By:      /s/ Charles McQueary
                                  Name:    Chuck McQueary
                                  Title:   Chief Executive Officer

                              Exhibit Index


Exhibit No.                                                   Exhibit

99.1 Unconsolidated, Unaudited Monthly Operating Report for the period April 4, 2001 to April 30, 2001.